VANECK VIP EMERGING MARKETS FUND (INITIAL CLASS/CLASS S)

SUMMARY PROSPECTUS
MAY 1, 2021, as revised on October 13, 2021

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at https://www.vaneck.com/resources/documents/insurance-funds-literature/. You can also get this information at no cost by calling 800.826.2333, or by sending an email request to info@vaneck.com. The Fund’s prospectus and statement of additional information, both dated May 1, 2021, as may be supplemented from time to time, are incorporated by reference into this summary prospectus.
INVESTMENT OBJECTIVE
The VanEck VIP Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.
FUND FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not include fees and expenses imposed under your variable annuity contract and/or variable life insurance policy. Because these fees and expenses are not included, the fees and expenses that you will incur will be higher than the fees and expenses set forth in the table.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Class S
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Other Expenses	0.23%	2.44%
Total Annual Fund Operating Expenses	1.23%	3.69%
Fee Waivers and/or Expense Reimbursements[1]	0.00%	-2.14%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.23%	1.55%

1    Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 1.30% for Initial Class shares and 1.55% for Class S shares of the Fund’s average daily net assets per year until May 1, 2022. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.
EXPENSE EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example does not include fees and expenses imposed under your variable annuity contract and/or variable life insurance policy. Because these fees and expenses are not included, the fees and expenses that you will incur will be higher than the fees and expenses set forth in the example.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem all of your shares at the end of these periods or continue to hold them. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, and applies fee waivers and/or expense reimbursements, if any, for the periods indicated above under “Annual Fund Operating Expenses”. Although your actual expenses may be higher or lower, based on these assumptions, your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Initial Class	Sold or Held	$125	$390	$676	$1,489
Class S	Sold or Held	$158	$931	$1,725	$3,803

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PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate that the Fund pays higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal conditions, the Fund invests at least 80% of its net assets in securities of companies that are organized in, maintain at least 50% of their assets in, or derive at least 50% of their revenues from, emerging market countries. Van Eck Associates Corporation (the “Adviser”) has broad discretion to identify countries that it considers to qualify as emerging markets. The Adviser selects emerging market countries that the Fund will invest in based on the Adviser’s evaluation of economic fundamentals, legal structure, political developments and other specific factors the Adviser believes to be relevant.
Utilizing qualitative and quantitative measures, the Adviser seeks to invest in reasonably-priced companies that have strong structural growth potential. The Adviser seeks attractive investment opportunities in all areas of emerging markets, and utilizes a flexible investment approach across all market capitalizations. The Adviser seeks to (i) integrate financially-material environmental, social and governance (“ESG”) factors into the Fund’s investment process and (ii) reduce material exposure to issuers that the Adviser deems controversial in the ESG universe.
The Fund’s holdings may include issues denominated in currencies of emerging market countries, investment companies (like country funds) that invest in emerging market countries, American Depositary Receipts, and similar types of investments, representing emerging market securities.
The Fund may invest up to 20% of its net assets in securities issued by other investment companies, including exchange-traded funds (“ETFs”). The Fund may also invest in money market funds, but these investments are not subject to this limitation. The Fund may invest in ETFs to participate in, or gain exposure to, certain market sectors, or when direct investments in certain countries are not permitted or available. The Fund may also invest in restricted securities, including Rule 144A securities.
PRINCIPAL RISKS
There is no assurance that the Fund will achieve its investment objective. The Fund’s share price and return will fluctuate with changes in the market value of the Fund’s portfolio securities. Accordingly, an investment in the Fund involves the risk of losing money.
Chinese Issuers. Investing in securities of Chinese companies involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, (i) more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers, resulting in lack of liquidity and in price volatility; (ii) currency revaluations and other currency exchange rate fluctuations or blockage; (iii) the nature and extent of intervention by the Chinese government in the Chinese securities markets, whether such intervention will continue and the impact of such intervention or its discontinuation; (iv) the risk of nationalization or expropriation of assets; (v) the risk that the Chinese government may decide not to continue to support economic reform programs; (vi) limitations on the use of brokers; (vii) higher rates of inflation; (viii) greater political, economic and social uncertainty; (ix) market volatility caused by any potential regional or territorial conflicts or natural disasters and (x) the risk of increased trade tariffs, embargoes and other trade limitations. Export growth continues to be a major driver of China’s rapid economic growth. As a result, a reduction in spending on Chinese products and services, the institution of tariffs or other trade barriers, or a downturn in any of the economies of China's key trading partners may have an adverse impact on the Chinese economy.
Direct Investments. Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments.
Emerging Market Securities. Emerging market securities typically present even greater exposure to the risks described under “Foreign Securities” and may be particularly sensitive to certain economic changes. Emerging market securities are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Companies in emerging market countries generally may be subject to less stringent financial reporting, accounting and auditing standards than companies in more developed countries. In addition, securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions may be limited.
ESG Investing Risk. The Adviser’s consideration of ESG risks and opportunities in the Fund’s investment process could result in the Fund performing differently compared to funds that do not take into account ESG considerations. The Adviser’s consideration of ESG risks and opportunities may result in the Fund investing in securities or industry sectors that underperform other securities or underperform the market as a whole. The Fund is also subject to the risk that the companies identified by the Adviser do not operate as expected when addressing ESG issues. Regulatory changes or interpretations regarding the definitions and/or use of ESG criteria could have a material adverse effect on the Fund’s ability to invest in accordance with its ESG considerations.
Foreign Currency Transactions. An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. These fluctuations can make the return on an investment go up or down, entirely apart from the quality or performance of the investment itself.

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Foreign Securities. Foreign investments are subject to greater risks than U.S. domestic investments. These additional risks may include exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of arbitrary action by foreign governments, or political, economic or social instability. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies.
Investing in the Communication Services Sector. The Fund may be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the communication services sector. Companies in the communication services sector may be affected by industry competition, substantial capital requirements, government regulations and obsolescence of communications products and services due to technological advancement.
Investing in the Consumer Discretionary Sector. The Fund may be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the consumer discretionary sector. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.
Investing in the Financial Services Sector. The Fund may be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the financial services sector. Companies in the financial services sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financial services sector may be adversely affected by increases in interest rates, by loan losses, which usually increase in economic downturns, and by credit rating downgrades. In addition, the financial services sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Furthermore, some companies in the financial services sector perceived as benefitting from government intervention in the past may be subject to future government-imposed restrictions on their businesses or face increased government involvement in their operations. Increased government involvement in the financial services sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the Fund’s investments in financial institutions. Recent developments in the credit markets may cause companies operating in the financial services sector to incur large losses, experience declines in the value of their assets and even cease operations.
Investing in the Information Technology Sector. The Fund may be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the information technology sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent protection and the expiration of patents may adversely affect the profitability of these companies.
Investments in Other Investment Companies. The Fund’s investment in another investment company may subject the Fund indirectly to the underlying risks of the investment company. The Fund also will bear its share of the underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses.
Investments through Stock Connect. The Fund’s investments in Chinese A-shares through Stock Connect will be subject to investment quotas and trading restrictions which may pose risks to the Fund. In addition, uncertainty in the People’s Republic of China (“PRC”) tax rules may result in unexpected tax liabilities for the Fund.
Management. Investment decisions made by the Adviser in seeking to achieve the Fund’s investment objective may not produce the returns expected by the Adviser, may cause a decline in the value of the securities held by the Fund and, in turn, cause the Fund’s shares to lose value or underperform other funds with similar investment objectives.
Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide.  An investment in the Fund may lose money.
Operational. The Fund is exposed to operational risk arising from a number of factors, including but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures.
Restricted Securities Risk. The Fund may hold securities that are restricted as to resale under the U.S. Federal securities laws, such as securities in certain privately held companies. Such securities may be highly illiquid and their values may experience significant volatility. Restricted securities may be difficult to value.
Sectors. The Fund may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of sectors. The Fund may be susceptible to financial, economic, political or market events, as well as government regulation, impacting the financial services, information technology, communication and consumer discretionary sectors.

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Small- and Medium-Capitalization Companies. Securities of small- and medium-sized companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. The stocks of small- and medium-sized companies may have returns that vary, sometimes significantly, from the overall stock market.
Special Purpose Acquisition Companies. Equity securities include stock, rights, warrants, and other interests in Special Purpose Acquisition Companies (“SPACs”) or similar special purpose entities. A SPAC is typically a publicly traded company that raises investment capital via an initial public offering for the purpose of acquiring one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. Since SPACs have no operating history or ongoing business other than seeking a transaction, the value of their securities may be particularly dependent on the quality of its management and on the ability of the SPAC’s management to identify and complete a profitable transaction. Additionally, the securities issued by a SPAC may become illiquid and/or may be subject to restrictions on resale, among other risks.
PERFORMANCE
The following chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. For instance, the MSCI Emerging Markets Investable Markets Index is an all market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 27 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.
The annual returns in the bar chart are for the Fund's Initial Class shares. Fees and expenses imposed under your variable annuity contract and/or variable life insurance policy are not reflected; if these amounts were reflected, returns would be lower than those shown. Additionally, large purchases and/or redemptions of shares of a class, relative to the amount of assets represented by the class, may cause the annual returns for each class to differ. Updated performance information for the Fund is available on the VanEck website at vaneck.com.
INITIAL CLASS: Annual Total Returns (%) as of 12/31

Best Quarter:	+25.58%	2Q 2020
Worst Quarter:	-25.89%	1Q 2020

Average Annual Total Returns as of 12/31/2020	1 Year	5 Years	10 Years	Life of Class
Initial Class Shares (12/21/95)	17.25%	12.11%	5.06%	—
Class S Shares (5/12/16)	16.90%	—	—	12.66%
MSCI Emerging Markets Investable Markets Index (reflects no	18.39%	12.22%	3.47%	—
deduction for expenses or taxes except withholding taxes)

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PORTFOLIO MANAGEMENT
Investment Adviser. Van Eck Associates Corporation
Portfolio Managers.
David Semple has been Portfolio Manager of the Fund since 1998. Angus Shillington has been Deputy Portfolio Manager of the Fund since 2014. Mr. Shillington has worked at the Adviser as a Senior Analyst since 2009.
PURCHASE AND SALE OF FUND SHARES
The Fund is available for purchase only through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. Shares of the Fund may not be purchased or sold directly by individual owners of variable annuity contracts or variable life insurance policies. If you are a variable annuity contract or variable life insurance policy holder, please refer to the prospectus that describes your annuity contract or life insurance policy for information about minimum investment requirements and how to purchase and redeem shares of the Fund.
TAX INFORMATION
The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders annually, the participating insurance companies investing in the Fund through separate accounts. These distributions may not be taxable to you as a holder of a variable annuity contract or variable life insurance policy; please see “How the Fund is managed—Taxes” and consult the prospectus or other information provided to you by your participating insurance company regarding the federal income taxation of your contract or policy.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as an insurance company), the Fund and/or its affiliates may pay intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

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800.826.2333 vaneck.com
VIPEMSUM                                                (10/2021)